Exhibit 10.10

ADDENDUM TO THE LOAN AGREEMENT

To:	Eternal BV, The Lender

From:	ClimateRock, The Borrower

Date:	31 March 2022

This addendum to the Loan Agreement dated October 1, 2021 (hereinafter referred to as the “addendum”), is made as of March 31, 2022, by and between:

(1)	ClimateRock (the “Borrower”), 50 Sloane Avenue, London, SW3 3DD, The United Kingdom and

(2)	Eternal BV (the “Lender”), Mariëndaal 8, 6861 WN Oosterbeek, The Netherlands.

(the Lender and Borrower individually or collectively referred to as a “Party” and the Parties”, respectively).

In consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree to alter ‘Drawdown Period’ defined in SCHEDULE 1 of the said Loan Agreement which should be read as follows:

Drawdown Period: 1 October 2021 – 30 April 2022

The rest of the provisions of the said Loan Agreement remain effective.

/s/ Per Regnarsson	/s/ Charles Ratelband
Signed by Per Regnarsson	Signed by Charles Ratelband for and on behalf of the Lender
Re for and on behalf of the Borrower ClimateRock	Eternal BV

Long Form Loan Agreement - Unsecured